Schedule of Investments (unaudited)
June 30, 2025
 ClearBridge Global Infrastructure Income Fund
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 92.9%
Energy — 15.7%
Oil, Gas & Consumable Fuels — 15.7%
Enbridge Inc.	84,569	$3,834,871
ONEOK Inc.	31,146	2,542,448
Pembina Pipeline Corp.	82,963	3,115,034
South Bow Corp.	141,375	3,669,988
TC Energy Corp.	90,363	4,411,480
Williams Cos. Inc.	38,591	2,423,901

Total Energy		19,997,722
Industrials — 14.9%
Construction & Engineering — 4.5%
Vinci SA	39,096	5,765,502 (a)
Ground Transportation — 4.2%
Canadian National Railway Co.	22,696	2,364,851
Union Pacific Corp.	12,689	2,919,485
Total Ground Transportation		5,284,336
Transportation Infrastructure — 6.2%
Aena SME SA	140,930	3,761,955 (a)
Aeroports de Paris SA	20,357	2,552,203 (a)
Atlas Arteria Ltd.	488,673	1,637,772 (a)
Total Transportation Infrastructure		7,951,930

Total Industrials		19,001,768
Real Estate — 3.2%
Specialized REITs — 3.2%
Crown Castle Inc.	39,839	4,092,660

Utilities — 59.1%
Electric Utilities — 34.3%
Constellation Energy Corp.	11,482	3,705,930
CPFL Energia SA	172,657	1,293,394
EDP SA	732,050	3,180,229 (a)
Emera Inc.	110,972	5,083,483
Enel SpA	531,574	5,045,012 (a)
Entergy Corp.	68,987	5,734,200
NextEra Energy Inc.	74,353	5,161,585
OGE Energy Corp.	89,138	3,955,945
Redeia Corp. SA	236,356	5,057,483 (a)
SSE PLC	215,720	5,431,860 (a)
Total Electric Utilities		43,649,121
Gas Utilities — 4.9%
APA Group	664,272	3,571,636 (a)
Snam SpA	429,709	2,601,326 (a)
Total Gas Utilities		6,172,962
Independent Power and Renewable Electricity Producers — 4.1%
Brookfield Renewable Corp.	100,667	3,299,864
Clearway Energy Inc., Class C Shares	58,469	1,871,008
Total Independent Power and Renewable Electricity Producers		5,170,872
See Notes to Schedule of Investments.

ClearBridge Global Infrastructure Income Fund 2025 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
June 30, 2025
 ClearBridge Global Infrastructure Income Fund
(Percentages shown based on Fund net assets)
Security		Shares	Value

Multi-Utilities — 8.6%
E.ON SE		271,799	$5,008,070 (a)
Public Service Enterprise Group Inc.		35,634	2,999,670
WEC Energy Group Inc.		28,374	2,956,571
Total Multi-Utilities			10,964,311
Water Utilities — 7.2%
Pennon Group PLC		495,545	3,418,887 (a)
Severn Trent PLC		154,546	5,806,632 (a)
Total Water Utilities			9,225,519

Total Utilities			75,182,785
Total Common Stocks (Cost — $97,592,063)			118,274,935
	Rate
Preferred Stocks — 2.8%
Utilities — 2.8%
Electric Utilities — 2.8%
Centrais Eletricas Brasileiras SA, Class B Shares	4.336%	195,906	1,608,181 (b)
Cia Paranaense de Energia - Copel, Class B Shares	6.557%	837,064	1,919,681 (b)

Total Preferred Stocks (Cost — $3,293,925)			3,527,862
Total Investments before Short-Term Investments (Cost — $100,885,988)			121,802,797

Short-Term Investments — 4.0%
Invesco Government & Agency Portfolio, Institutional Class (Cost — $5,180,716)	4.240%	5,180,716	5,180,716 (c)
Total Investments — 99.7% (Cost — $106,066,704)			126,983,513
Other Assets in Excess of Liabilities — 0.3%			323,190
Total Net Assets — 100.0%			$127,306,703

(a)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).
(b)	The rate shown represents the yield as of June 30, 2025.
(c)	Rate shown is one-day yield as of the end of the reporting period.
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

ClearBridge Global Infrastructure Income Fund 2025 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
ClearBridge Global Infrastructure Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”). This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Global Infrastructure Income Fund 2025 Quarterly Report

Notes to Schedule of Investments (unaudited) (cont’d)
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Industrials	$5,284,336	$13,717,432	—	$19,001,768
Utilities	36,061,650	39,121,135	—	75,182,785
Other Common Stocks	24,090,382	—	—	24,090,382
Preferred Stocks	3,527,862	—	—	3,527,862
Total Long-Term Investments	68,964,230	52,838,567	—	121,802,797
Short-Term Investments†	5,180,716	—	—	5,180,716
Total Investments	$74,144,946	$52,838,567	—	$126,983,513

*
As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

ClearBridge Global Infrastructure Income Fund 2025 Quarterly Report